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                                                                    EXHIBIT 99.1


                                                                COMPANY CONTACT:
OCTOBER 9, 2001                                      CHESTER J. POPKOWSKI (CHET)
                                                       VICE PRESIDENT, TREASURER
                                                                  (404) 853-1405
                                               WEB SITE: WWW.NATIONALSERVICE.COM


                                       NSI
                                      ----
                    ROBERT JEPSON WITHDRAWS AS CEO-DESIGNATE
                    OF POST-SPIN NATIONAL SERVICE INDUSTRIES
                                       ---
        SPIN-OFF OF LIGHTING EQUIPMENT AND CHEMICAL BUSINESSES POSTPONED
                     PENDING SELECTION OF A MANAGEMENT TEAM

         ATLANTA, GA -- NATIONAL SERVICE INDUSTRIES, INC. (NYSE: NSI) TODAY ANNOUNCED THE POSTPONEMENT OF THE SPIN-OFF OF ITS LIGHTING EQUIPMENT AND CHEMICAL BUSINESSES PENDING THE SELECTION OF A REPLACEMENT FOR ROBERT S. JEPSON, JR., WHO HAS WITHDRAWN HIS NAME AS THE FUTURE CHIEF EXECUTIVE OFFICER OF THE POST-SPIN NSI, WHICH WILL CONSIST OF THE TEXTILE RENTAL AND ENVELOPE BUSINESSES. THE COMPANY ORIGINALLY SET THE TARGET DATE FOR THE COMPLETION OF THE SPIN-OFF AS OCTOBER 31, 2001.

         JAMES S. BALLOUN, CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF NSI, COMMENTED, "WE REMAIN COMMITTED TO THE COMPLETION OF THE SPIN-OFF TRANSACTION. WE ENGAGED IN THIS PROCESS TO PROVIDE SHAREHOLDERS WITH MORE CLARITY INTO OUR BUSINESSES AND TO ALLOW OUR MANAGEMENT TO FOCUS MORE FULLY ON EACH BUSINESS UNIT. WE CONTINUE TO BELIEVE THIS IS THE CORRECT COURSE OF ACTION AS THE RESULTING FOCUS AND VISIBILITY WILL ULTIMATELY PROVIDE BETTER GROWTH OPPORTUNITIES FOR EACH COMPANY.

         "WE EXPECT TO COMPLETE THE SPIN-OFF AS SOON AS POSSIBLE, PENDING THE SELECTION OF A NEW MANAGEMENT TEAM FOR THE POST-SPIN NSI," BALLOUN CONCLUDED.

         JEPSON SAID, "WHILE I STILL MAINTAIN THE BELIEF THAT THE TEXTILE RENTAL AND ENVELOPE BUSINESSES ARE GOOD BUSINESSES, I FEEL THAT CURRENT WEAKENED ECONOMIC CONDITIONS WILL LIMIT MY ABILITY TO MOST EFFECTIVELY APPLY MY LEADERSHIP TO THESE SEGMENTS. THIS FACTOR, IN CONJUNCTION WITH CAREFUL CONSIDERATION OF MY PERSONAL GOALS, HAS LED ME TO WITHDRAW


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MY NAME. I CONTINUE TO WISH JIM BALLOUN, AS WELL AS THE EMPLOYEES, BOARD, AND
MANAGEMENT OF NSI, SUCCESS IN THE SPIN-OFF."

                                      * * *

         CERTAIN INFORMATION CONTAINED IN THIS PRESS RELEASE CONSTITUTES FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH FORWARD-LOOKING STATEMENTS ARE INHERENTLY UNCERTAIN AND INVOLVE RISKS. CONSEQUENTLY, ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE INDICATED BY THE FORWARD-LOOKING STATEMENTS. STATEMENTS MADE HEREIN THAT MAY BE CONSIDERED FORWARD LOOKING INCLUDE STATEMENTS CONCERNING: (A) FUTURE GROWTH OPPORTUNITIES FOR EACH BUSINESS ASSOCIATED WITH THE FOCUS AND VISIBILITY GENERATED BY THE SPIN-OFF TRANSACTION AND (B) THE TIMING OF THE SPIN-OFF TRANSACTION. A VARIETY OF RISKS AND UNCERTAINTIES COULD CAUSE THE COMPANY'S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE ANTICIPATED RESULTS OR OTHER EXPECTATIONS EXPRESSED IN THE COMPANY'S FORWARD-LOOKING STATEMENTS. THE RISKS AND UNCERTAINTIES INCLUDE WITHOUT LIMITATION THE FOLLOWING: (A) UNDERLYING ASSUMPTIONS OR EXPECTATIONS RELATED TO THE SPIN-OFF PROVING TO BE INACCURATE OR UNREALIZED; (B) FINAL BOARD OF DIRECTOR APPROVAL OF THE SPIN-OFF TRANSACTION;
(C) THE UNCERTAINTY OF GENERAL BUSINESS AND ECONOMIC CONDITIONS; (D) UNEXPECTED DEVELOPMENTS AND OUTCOMES IN THE COMPANY'S LEGAL AND ENVIRONMENTAL PROCEEDINGS; AND (E) THE ABILITY OF THE COMPANY TO SELECT A NEW MANAGEMENT TEAM FOR THE POST-SPIN NSI IN A TIMELY MANNER.

                                      * * *

         NATIONAL SERVICE INDUSTRIES, INC., WITH FISCAL YEAR 2001 SALES OF $2.6 BILLION, HAS FOUR BUSINESS SEGMENTS -- LIGHTING EQUIPMENT, CHEMICALS, TEXTILE RENTAL, AND ENVELOPES.


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